UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2022

Tenax Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34600	26-2593535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE Copley Parkway, Suite 490

Morrisville, NC 27560

(Address of principal executive offices) (Zip Code)

919-855-2100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TENX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The terms of the Waiver, as defined below in Item 5.02(b), are incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On June 10, 2022, Steven Boyd and Keith Maher, MD, both of Armistice Capital, LLC, the investment manager to Armistice Capital Master Fund Ltd. (the “Master Fund”), notified the Board of Directors (the “Board”) of Tenax Therapeutics, Inc. (the “Company”) that they have resigned from the Board. Mr. Boyd and Dr. Maher’s resignations from the Board, effective June 10, 2022, did not arise from any disagreement with the Company, any member of the Board, or Company management regarding any matter related to the Company’s operations, policies, practices, or otherwise, and will allow them to dedicate additional time to other aspects of the Master Fund's business.

Mr. Boyd and Dr. Maher were each a Board designee of the Master Fund, which had the right to appoint (the “Appointment Right”) up to two (2) directors to the Board and replace such directors in certain circumstances, including upon resignation or removal of such directors, pursuant to the Securities Purchase Agreement for Class E and Class F Warrants, dated July 6, 2020, by and between the Company and the Master Fund (the “Purchase Agreement”). Pursuant to a waiver dated June 13, 2022 (the “Waiver”), the Master Fund irrevocably and permanently waived its Appointment Right under the Purchase Agreement. The foregoing description of the Waiver does not purport to be complete and is qualified by reference to the full text of such Waiver, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Waiver dated June 13, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2022		Tenax Therapeutics, Inc.

	By:	/s/ Christopher T. Giordano
Christopher T. Giordano
President and Chief Executive Officer

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